

2016

# 1st Quarter Report

FIRST GUARANTY BANCSHARES, INC.

# A Message to Our Shareholders

Dear Shareholders,

The first quarter of 2016 was another strong quarter as First Guaranty Bancshares, Inc. continued moving forward in our drive to build a fortress balance sheet. Total common shareholders' equity increased to $123.3 million as of March 31, 2016 compared to $118.2 million as of December 31, 2015. The increase in common shareholders' equity was the result of $1.9 million increase in retained earnings and an increase and accumulated other comprehensive income. Book value per share rose to $16.20 as of March 31, 2016 compared to $15.54 as of December 31, 2015.

In the first quarter of 2015, First Guaranty set a record for net income and income available to common shareholders. The earnings from operations in the first quarter of 2016 exceeded the 2015 first quarter results. Unfortunately, the final numbers for the quarter were slightly reduced by a $230,000 provision which was required to reserve for a possible depository fraud by a bank customer. This fraud was promptly discovered by First Guaranty's Fraud/BSA processes in the normal course of business. A complete recovery is anticipated. Even with this provision, the first quarter 2016 results were very close to the first quarter of 2015 results. As noted, without the impact of the provision of the fraud, the first quarter 2016 results would have exceeded the first quarter 2015 results.

Net income to common shareholders was $3.2 million for the first quarter of 2016 compared to $3.3 million for the first quarter of 2015. For the 91st consecutive quarter, First Guaranty paid another generous dividend of $0.16 per share. At a share price of $16.00, this dividend represents an annual return on investment of 4.00%. Since 1993, First Guaranty has paid a total of $58.0 million in common dividends to shareholders.

The loan portfolio continues to grow reaching a total of $854.8 million as of March 31, 2016 compared to $841.6 million as of December 31, 2015 and as compared to a total loan portfolio as of March 31, 2015 of $796.2 million. The growth in the loan portfolio was predominately driven by our local loan originations. Syndicated loans declined during the period to $102.5 million from $105.9 million as of December 31, 2015.

First Guaranty Bank continues to produce significant earnings and to grow stronger and safer. Very tight control is being maintained on interest expense and non-interest expense to help maximize earnings. The results shown for the first quarter of 2016 are the result of everyone in the entire organization, your Board of Directors and all employees, working together to achieve our goals and to maximize shareholder value. The result benefits our shareholders, our employees, our customers, and our communities.

Thank you for your continued support.

If you have any questions, please do not hesitate to contact me at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

**NASDAQ Symbol: FGBI**

*We're Social*

# Statements of Condition

*(in thousands, except share data)*

| | March 31, 2016 *(unaudited)* | March 31, 2015 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents: | | |
| Cash and due from banks | $25,600 | $45,011 |
| Federal funds sold | 221 | 169 |
| Cash and cash equivalents | 25,821 | 45,180 |
| Interest-earning time deposits with banks | 747 | 9,747 |
| Investment securities: | | |
| Available for sale, at fair value | 407,513 | 483,394 |
| Held to maturity, at cost (estimated fair value of $149,834 and $186,762 respectively) | 149,243 | 187,091 |
| Investment securities | 556,756 | 670,485 |
| Federal Home Loan Bank stock, at cost | 1,304 | 1,457 |
| Loans, net of unearned income | 854,776 | 796,172 |
| Less: allowance for loan losses | 9,415 | 9,414 |
| Net loans | 845,361 | 786,758 |
| Premises and equipment, net | 21,741 | 19,254 |
| Goodwill | 1,999 | 1,999 |
| Intangible assets, net | 1,310 | 1,645 |
| Other real estate, net | 1,226 | 2,363 |
| Accrued interest receivable | 6,325 | 6,729 |
| Other assets | 6,407 | 5,695 |
| **Total Assets** | $1,468,997 | $1,551,312 |
| **Liabilities and Stockholders' Equity** | | |
| Deposits: | | |
| Noninterest-bearing demand | $221,897 | $213,251 |
| Interest-bearing demand | 417,890 | 440,676 |
| Savings | 86,312 | 76,540 |
| Time | 574,628 | 664,597 |
| Total deposits | 1,300,727 | 1,395,064 |
| Short-term borrowings | - | 1,800 |
| Accrued interest payable | 2,282 | 2,200 |
| Senior long-term debt | 25,051 | 1,305 |
| Junior subordinated debentures | 14,605 | - |
| Other liabilities | 3,029 | 4,819 |
| **Total Liabilities** | 1,345,694 | 1,405,188 |
| **Shareholders' Equity** | | |
| Preferred stock: | | |
| Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 0 and 39,435 | - | 39,435 |
| Common stock: | | |
| $1 par value - authorized 100,600,000 shares; issued 7,609,194 shares and 6,923,206 shares | 7,609 | 6,923 |
| Surplus | 61,584 | 51,646 |
| Treasury stock, at cost, 2,895 shares | - | (54) |
| Retained earnings | 51,866 | 43,680 |
| Accumulated other comprehensive income | 2,244 | 4,494 |
| **Total Shareholders' Equity** | 123,303 | 146,124 |
| **Total Liabilities and Shareholders' Equity** | $1,468,997 | $1,551,312 |

# Statements of Income

*(in thousands, except share, per share data and percentages)*

| | For the Three Month Periods Ended March 31, | |
|---|---|---|
| | 2016 | 2015 |
| | *(unaudited)* | |
| **Interest Income:** | | |
| Loans (including fees) | $10,801 | $10,739 |
| Deposits with other banks | 30 | 20 |
| Securities (including FHLB stock) | 3,589 | 3,345 |
| **Total Interest Income** | 14,420 | 14,104 |
| **Interest Expense:** | | |
| Demand deposits | 614 | 358 |
| Savings deposits | 18 | 9 |
| Time deposits | 1,564 | 1,843 |
| Borrowings | 392 | 34 |
| **Total Interest Expense** | 2,588 | 2,244 |
| **Net Interest Income** | 11,832 | 11,860 |
| Provision for loan losses | 843 | 610 |
| **Net Interest Income after Provision for Loan Losses** | 10,989 | 11,250 |
| **Noninterest Income:** | | |
| Service charges, commissions and fees | 657 | 646 |
| ATM and debit card fees | 444 | 426 |
| Net gains on securities | 354 | 316 |
| Other | 379 | 354 |
| **Total Noninterest Income** | 1,834 | 1,742 |
| **Noninterest Expense:** | | |
| Salaries and employee benefits | 4,097 | 4,046 |
| Occupancy and equipment expense | 972 | 983 |
| Other | 3,030 | 2,864 |
| **Total Noninterest Expense** | 8,099 | 7,893 |
| **Income Before Income Taxes** | 4,724 | 5,099 |
| Less: Provision for income taxes | 1,573 | 1,705 |
| **Net Income** | $3,151 | $3,394 |
| Preferred stock dividends | - | (99) |
| **Income Available to Common Shareholders** | $3,151 | $3,295 |
| **Per Common Share:** | | |
| Earnings | $0.41 | $0.48 |
| Cash dividends paid | $0.16 | $0.15 |
| **Book Value Per Common Share** | $16.20 | $15.42 |
| **Weighted Average Common Shares Outstanding** | 7,609,194 | 6,920,022 |
| **Return on Average Assets** | 0.86% | 0.89 % |
| **Return on Average Common Equity** | 10.46% | 12.82 % |

# Banking Center Locations

## Full-Service Banking Centers

### South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center
Kentwood West Banking Center
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

### North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

## Service24 ATM Locations

### North Louisiana

Benton
*189 Burt Boulevard*
Dubach
*117 East Hico Street*
Haynesville
*10065 Highway 79*
Homer
*401 North 2nd Street*
Oil City
*126 South Highway 1*
Vivian
*102 East Louisiana Avenue*

## Service24 ATM Locations

### South Louisiana

Abbeville
*799 West Summers Drive*
Amite
*100 East Oak Street*
*1014 West Oak Street*
Denham Springs
*2231 South Range Avenue*
Greensburg
*6151 Highway 10*
Hammond
*1201 West University Avenue*
*2111 West Thomas Street*
*400 East Thomas Street*
*North Oaks Medical Center*
*North Oaks Rehabilitation Center*
Independence
*455 West Railroad Avenue*
Jennings
*500 North Cary Avenue*
Kentwood
*723 Avenue G*
Livingston
*17199 Spring Ranch Road*
*(Livingston Parish Medical Center)*
Loranger
*19518 Highway 40*
Montpelier
*35651 Highway 16*
Ponchatoula
*105 Berryland Shopping Center*
*500 West Pine Street*
Robert
*22628 Highway 190*
Walker
*29815 Walker Road South*
Watson
*33818 Highway 16*

**FIRST GUARANTY BANCSHARES, INC.**
*Committed To Customer Satisfaction*

**FIRST GUARANTY BANCSHARES, INC.**

Post Office Box 2009
Hammond, Louisiana 70404-2009